                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2000


                                    CITICORP

               (Exact name of registrant as specified in charter)


             DELAWARE                                  1-5738                       06-1515595
  (State or other jurisdiction of             (Commission File Number)     (IRS Employer Identification
          incorporation)                                                             Number)


            399 PARK AVENUE, NEW YORK, NEW YORK          10043
           (Address of principal executive offices)    (Zip Code)


Registrant's telephone number,
including area code:                        (212) 559-1000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS.

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and nine-month periods ended September 30, 2000 and September 30, 1999. Citigroup Inc., the parent company of Citicorp, filed a Current Report on Form 8-K dated October 17, 2000. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME              CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)
                                         Third Quarter          Nine Months
                                       ----------------      ----------------
                                        2000      1999         2000     1999
                                       ----------------      ----------------
INTEREST REVENUE
Loans, including Fees                  $7,031   $5,735      $19,507  $17,099
Deposits with Banks                       312      268          844      762
Federal Funds Sold and Securities
  Purchased Under Resale Agreements       102       79          273      317
Securities, including Dividends           708      877        2,319    2,872
Trading Account Assets                    250      143          720      517
Loans Held For Sale                       236      148          527      434
                                       ---------------       ----------------
                                        8,639    7,250       24,190   22,001
                                       ---------------       ----------------

INTEREST EXPENSE
Deposits                                3,608    2,689        9,609    8,121
Trading Account Liabilities                11       27           44       65
Purchased Funds and Other Borrowings      687      423        1,777    1,568
Long-Term Debt                            493      469        1,424    1,401
                                       ---------------       ----------------
                                        4,799    3,608       12,854   11,155
                                       ---------------       ----------------

NET INTEREST REVENUE                    3,840    3,642       11,336   10,846
                                       ---------------       ----------------

PROVISION FOR CREDIT LOSSES               633      632        2,095    2,151
                                       ---------------       ----------------

NET INTEREST REVENUE AFTER
  PROVISION FOR CREDIT LOSSES           3,207    3,010        9,241    8,695
                                       ---------------       ----------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                    2,328    1,872        6,826    5,426
Foreign Exchange                          284      358        1,104    1,214
Trading Account                           469      252        1,149      694
Securities Transactions                   452       28          749      202
Other Revenue                             634      971        3,394    2,585
                                       ---------------       ----------------
                                        4,167    3,481       13,222   10,121
                                       ---------------       ----------------

OPERATING EXPENSE
Salaries                                1,752    1,585        5,181    4,687
Employee Benefits                         316      312          956      952
                                       ---------------       ----------------
  Total Employee Expense                2,068    1,897        6,137    5,639
Net Premises and Equipment Expense        642      624        1,913    1,856
Restructuring-Related Items {a}            36       53           60      179
Other Expense                           1,810    1,662        5,515    4,949
                                       ---------------       ----------------
                                        4,556    4,236       13,625   12,623
                                       ---------------       ----------------

INCOME BEFORE TAXES                     2,818    2,255        8,838    6,193
Income Taxes                            1,049      845        3,257    2,325
                                       ---------------       ----------------
NET INCOME                             $1,769   $1,410      $ 5,581  $ 3,868
                                       ---------------       ----------------

{a} Includes restructuring charges of $24 million and $49 million in the 2000 and 1999 third quarters, respectively, credits for the reversal of prior charges of $37 million in the 1999 third quarter, and accelerated depreciation charges of $12 million and $41 million in the 2000 and 1999 third quarters, respectively. The 2000 and 1999 nine-month periods include restructuring charges of $46 million and $49 million, respectively, credits for the reversal of prior charges of $47 million and $37 million, respectively, and accelerated depreciation charges of $61 million and $167 million, respectively.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   CITICORP
                                                   (Registrant)


                                          By:  /s/ Roger W. Trupin
                                             -----------------------------------
                                                   Roger W. Trupin
                                                   Vice President and Controller


Dated:  October 18, 2000